UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2011
FREIGHTCAR AMERICA, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51237 (Commission File Number)	25-1837219 (IRS Employer Identification Number)

Two North Riverside Plaza, Suite 1250 Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)
(800) 458-2235
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
SIGNATURE

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders on May 11, 2011. Set forth below are the voting results for each of the matters submitted to a vote of the stockholders.
1.	Election of Directors

	For	Withheld	Abstain	Broker Non-Votes
Thomas M. Fitzpatrick	9,386,957	137,196	—	1,477,803
Thomas A. Madden	9,394,776	129,377	—	1,477,803
2.	Advisory Vote on Executive Compensation

For	9,392,467
Against	124,908
Abstain	6,778
Broker Non-Votes	1,477,803
3.	Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

1 Year	8,911,282
2 Years	8,206
3 Years	600,837
Abstain	3,828
Broker Non-Votes	1,477,803
4.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	10,963,827
Against	29,022
Abstain	9,107

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 12, 2011	FreightCar America, Inc.
	By:	/s/ Laurence M. Trusdell
Laurence M. Trusdell
General Counsel and Corporate Secretary